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                                                                    EXHIBIT 23.1

     INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Walker Interactive Systems, Inc. on Form S-8 of our report dated February 2, 1998, appearing in the Annual Report on Form 10-K of Walker Interactive Systems, Inc. for the year ended December 31, 1997.


     /s/ DELOITTE & TOUCHE LLP

     June 16, 1998